For Immediate Release

New York, New York Contact: Dave Gruber

(800) 221-4268

Royce to Merge Funds to Streamline Investment Strategies

December 14, 2018— On December 13, 2018, The Royce Fund’s Board of Trustees has approved plans of reorganization for four open-end mutual funds—each reorganization is subject to shareholder approval:

•	Royce Small-Cap Leaders and Small/Mid-Cap Premier Funds would be merged into Royce Pennsylvania Mutual Fund.
•	Royce Micro-Cap Opportunity Fund would be merged into Royce Opportunity Fund.
•	Royce Low-Priced Stock Fund would be merged into Royce Micro-Cap Fund.

Royce & Associates, LP (“Royce”), the Funds’ investment adviser, is recommending these changes as part of its ongoing effort to better streamline the firm’s open-end offerings. All of the portfolios involved in the reorganization share the investment objective of long-term growth.

“These changes mark another step in the strategic repositioning of our offerings, as we focus the number of strategies while broadening our base of investment vehicles,” said Royce’s CEO Chris Clark. “Over the last two years, we have introduced two Collective Investment Trusts as well as two new subadvised products sponsored by Legg Mason—the first is an ETF and the latter is Royce’s first product to be made available to Japanese investors.”

If approved by shareholders of a Target Fund, all of the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund and shareholders of the Target Fund would become shareholders of the Acquiring Fund. No sales charges or redemption fees would be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective shareholders.

It is anticipated that a prospectus/proxy statement relating to the reorganization transaction will be mailed to Target Fund shareholders during the first calendar quarter of 2019 and that the special meeting of Target Fund shareholders will be held during the second calendar quarter of 2019. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization would be completed during the second calendar quarter of 2019.

If you have any questions regarding this release, please call Investor Services at 1-800-221-4268. For more information on Royce & Associates and The Royce Funds, please visit www.roycefunds.com.

An investor should carefully consider the respective investment objective, risks, fees, charges, and expenses for the Funds before investing or sending money. This and other important information about

The Royce Funds can be found in the Funds’ prospectus. To obtain a prospectus, and information about The Royce Funds, please call (800) 221-4268 or visit www.roycefunds.com. Please read the prospectus carefully before investing. Distributor: Royce Fund Services, LLC.

Royce Small-Cap Leaders Fund Investment Class: ROHHX, 780905196 Service Class: RYOHX, 780905519

Royce Small/Mid-Cap Premier Fund Investment Class: RHFHX, 780905238 Service Class: RGFAX, 780905857 Consultant Class: RYGCX, 780905618

Royce Micro-Cap Opportunity Fund

Investment Class: ROSFX, 780811832

Royce Low-Priced Stock Fund Investment Class: RLPHX, 780905246 Service Class: RYLPX, 780905808

Royce Pennsylvania Mutual Fund Investment Class: PENNX, 780905840 Institutional Class: RPMIX, 78081A303 Service Class: RYPFX,780905386 Consultant Class: RYPCX, 780905816 R Class: RPMRX, 780905295

Royce Opportunity Fund Investment Class: RYPNX, 780905832 Institutional Class: ROFIX, 780905691 Service Class: RYOFX, 780905758 Consultant Class: ROFCX, 780905378 R Class: ROFRX, 780905253

Royce Micro-Cap Fund

Investment Class: RYOTX, 780905709 Service Class: RMCFX, 780905659 Consultant Class: RYMCX, 780905774

About Royce & Associates, LP: Royce & Associates, LP, is a small-cap equity specialist offering distinct investment strategies with unique risk/return profiles designed to meet a variety of investors’ needs. For more than 40 years, our strategies have focused on active, risk-conscious investing driven by deep, fundamental company research. Chuck Royce, the firm’s founder and a pioneer of small-cap investing, enjoys one of the longest tenures in the industry. Royce & Associates, LP is a subsidiary of Legg Mason Inc. (NYSE: LM). Royce Fund Services, LLC, the Fund’s distributor, is a member of FINRA and the SIPC.

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